UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2006 (October 26, 2006)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

199 Benson Road, Middlebury, Connecticut	06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) On October 30, 2006, Chemtura Corporation announced that it has sold its majority interest in the Davis-Standard, LLC polymer processing equipment joint venture to partner Hamilton Robinson LLC for approximately $72 million in cash, plus an additional $8 million that is contingent upon certain post-closing determinations.  Davis-Standard, LLC, headquartered in Pawcatuck, Connecticut, had revenues for the fiscal year ended September 30, 2006 of approximately $250 million and was classified in Chemtura’s financials as an equity investment.

A copy of the Merger and Unit Purchase Agreement dated as of October 30, 2006, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Company also announced that it is revising its 2006 earnings expectations.

A copy of a press release describing the Davis-Standard transaction and the revision to the Company’s 2006 earnings expectations is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(b) On October 26, 2006, the Organization, Compensation and Governance Committee of the Board of Directors of Chemtura Corporation adopted a “Flexperq” Program (“Program”) covering the chief executive officer (Tier 1), certain executive officers (Tier 2) and other designated officers and executives (Tier 3).  The Program provides for an annual allowance of $75,000 for Tier 1, $32,000 for Tier 2 and $16,000 for Tier 3 participants, to be used by the participants toward the payment of perquisites of the nature currently being provided by the Company.  Payments to the executives under the Program will not be grossed-up for taxes.  For proxy reporting purposes and to monitor the appropriateness of the allowances, executives will be asked to provide an accounting of their spending on the perquisite allowance.  The Program will be effective January 1, 2007.

A copy of the “Flexperq” Program is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

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(b)           Mr. Michael F. Vagnini resigned as senior vice president and controller of the Company, effective October 30, 2006.

(c)           Mr. Kevin V. Mahoney was appointed as senior vice president and corporate controller of the Company, effective October 30, 2006.  Mr. Mahoney, 52, joins the Company after 18 years with the American Express Company, where he most recently was senior vice president of corporate reporting, responsible for financial reporting globally.

A copy of a press release announcing Mr. Mahoney’s appointment is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

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(d)                                                                                 Exhibits.

Exhibit Number	Exhibit Description

10.1	Merger and Unit Purchase Agreement by and among Crompton Holding Corporation and various other sellers, as Sellers, and D-S Acquisition Co., as Purchaser, dated as of October 30, 2006

10.2	“Flexperq” Program adopted on October 26, 2006, effective January 1, 2007

99.1	Press Release dated October 30, 2006

99.2	Press Release dated October 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

	By:	/s/ Barry J. Shainman
Name: Barry J. Shainman
Title: Vice President and Secretary

Date: October 31, 2006

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Merger and Unit Purchase Agreement by and among Crompton Holding Corporation and various other sellers, as Sellers, and D-S Acquisition Co., as Purchaser, dated as of October 30, 2006

10.2	“Flexperq” Program adopted on October 26, 2006, effective January 1, 2007

99.1	Press Release dated October 30, 2006

99.2	Press Release dated October 30, 2006